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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 26, 1999
                                                        --------------------


                           POLAND COMMUNICATIONS, INC.
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          New York                      333-20307                 06-1070447
---------------------------      ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number) ( I.R.S. Employer
incorporation or organization)                            Identification Number)



                              One Commercial Plaza
                        Hartford, Connecticut 06103-3585
          ------------------------------------------------------------
          (Address, including zip code, of Principal Executive Office)


                                 (860) 549-1674
                      -------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.   Changes in Registrant's Certifying Accountant


(a)  Previous independent accountant:

     (i) On November 17, 1999, Poland Communications, Inc. (the "Registrant" or the "Company") notified KPMG Polska Sp. z o.o. ("KPMG") by telephone of its intent to dismiss KPMG as its independent accountants, and on the same date, KPMG sent a letter to the Registrant, with a copy to the Chief Accountant at the Securities and Exchange Commission, acknowledging such dismissal. On November 26, 1999, the Registrant sent a letter to KPMG formally dismissing KPMG as its independent accountants.

     (ii) The reports of KPMG on the financial statements for the Registrant and the Registrant's majority-owned subsidiary Poland Cablevision (Netherlands) B. V. for the fiscal years ended December 31, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the fiscal years ended December 31, 1997 and 1998 and the relationship through the date of the dismissal, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

     (v) In a letter dated March 31, 1999, to the Registrant's Board of Directors following its 1998 audit, KPMG commented on certain matters involving the internal control structure and operation of the Registrant, including:

           (i) the need for more experience and resources in the financial reporting area;
           (ii)  the need for an effective internal audit department;
           (iii) problems in the translation of Polish Zloty balances and transactions into U.S. dollars;
           (iv) problems with financial statements of certain subsidiaries presented for consolidation; and
           (v) other control weaknesses involving currency translations, monthly reconciliations and other matters that should have been resolved prior to being presented for consolidation and audit purposes.

           Certain members of management, including a member of the Registrant's Board of Directors, discussed the subject matter of certain of these issues with KPMG. The Registrant intends to continue addressing these issues, and the Registrant has authorized KPMG to respond fully to the inquiries of the successor accountant concerning such events.


                                        2

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(vi)     The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 2, 1999, is filed as an Exhibit to this Form 8-K.


(b) New independent accountant:

         (i) The Registrant engaged Arthur Andersen Sp. z o.o. ("Arthur Andersen") as its new independent accountant as of November 30, 1999. During the two most recent fiscal years and through November 26, 1999, the Registrant has not consulted with Arthur Andersen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements (and no written report or oral advice has been provided to the Registrant by Arthur Andersen on an accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


                                        3

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Item 7.   Financial Statements and Exhibits

     (c)    Exhibits

     The following exhibit is filed as part of this report:

   Exhibit
   -------

     (16)     Letter from KPMG Polska Sp. z o.o.




                                        4

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                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



 Date:   December 2, 1999.         Poland Communications, Inc.


                                      By: /s/ Ray D. Samuelson
                                      --------------------------------
                                          Ray D. Samuelson
                                          Director of Finance and Accounting and
                                          Treasurer

Securities and Exchange Commission
Washington, D.C. 20549

December 2, 1999

Ladies and Gentlemen:

We were previously independent accountants for Poland Communications, Inc. and, under the date of March 29, 1999, we reported on the consolidated financial statements of Poland Communications, Inc. and subsidiaries as of December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996. On November 17, 1999, Poland Communications, Inc. notified us by telephone of its intent to dismiss us as its independent accountants, and on that date, we sent a letter to Poland Communications, Inc. acknowledging this dismissal. On November 26, 1999, we received a letter from Poland Communications, Inc. formally dismissing us as its independent accountants. We have read Poland Communications, Inc.'s statements included under Item 4 of its Form 8-K dated December 2, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Poland Communications, Inc.'s statement that (i) the Board of Directors participated in and approved the decision to change independent accountants and (ii) through November 26, 1999, Poland Communications, Inc. has not consulted with Arthur Andersen Sp. z o.o. regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Poland Communications, Inc.'s financial statements or (b) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

Very truly yours,

/s/ KPMG Polska Sp. z o.o.